The World Has Changed Annual Shareholders Meeting New Orleans – May 6, 2009 Exhibit 99.1

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
discussed in these forward-looking statements.
Factors that might cause such a difference include,
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.

•Mission Statement •Significant Events •Goals – 2008-09 •Our Markets •Financial Results •Capital Activities •How We Differ 3

Leadership Team
DARYL BYRD
President & Chief Executive Officer
Lafayette, Louisiana
Previous experience at Bank One
Louisiana, First National Bank of
Commerce, First Commerce Corp,
BB&T
ANTHONY RESTEL
CFO; Chief Credit Officer
New Orleans, Louisiana
Previously with Bank One Louisiana
and First National Bank of
Commerce
JOHN DAVIS, CFA
M&A; Investor Relations; Mortgage
Raleigh, North Carolina
Previously with Crestar Financial
Corporation, First Commerce
Corporation, BB&T
MICHAEL BROWN, CFA
Responsible For All Banking
Markets; Title
Little Rock, Arkansas
Previous experience at Bank One
Louisiana, First Commerce Corp,
Wachovia Bank
MIKE NAQUIN
Retail
San Antonio, Texas
Previously with Bank One, First
Commerce, SunTrust, First City
National Bank
Management Operating Experience In:
Alabama, Arizona, Arkansas, Florida, Georgia,
Louisiana, North Carolina, South Carolina,
Texas, Virginia

Mission Statement Our Mission Provide Exceptional Value-Based Client Service Great Place To Work Growth That Is Consistent With High Performance Shareholder Focused Strong Sense Of Community 5

Significant Events
2008 – A Very Busy Year
Sale Of $30 Million In Credit Card Receivables
•$7 Million Pre-Tax Gain (23% Premium)
$450 Million Deposit Campaign
1Q08
2Q08
3Q08
4Q08
One Of First Failed Banks – Acquired ANB
Issued $25 Million Of Sub Debt At LIBOR+350
Strategic Recruits Hired In Memphis
Rapid Recovery From Hurricane Gustav
Conversion Of ANB Branches
Received $90 Million In TARP Funds
Raised $110 Million Common (QEO)

Significant Events
2009 – Already A Busy Year
Notified Treasury Of TARP Preferred Redemption
Redeemed TARP Preferred (First In U.S. To Do So)
Recruited Team And Opened Office In Mobile, AL
Strategic Recruits Hired In Houston & New Orleans
FDIC Deposit Insurance Assessment Escalates
Tremendous Mortgage Refinance Activity
1Q09
2Q09
Office Opened In Houston, TX
Announced Name Change Of The OTS-Chartered
Subsidiary Pulaski B&T To “IBERIABANK fsb”

Significant Events
Pulaski Subsidiary Name Change

Provides Opportunity To
Develop Strong, Common
Brand Across Expanding
Footprint
Expanding Under Thrift
Charter Provides Flexibility
To Grow Into New Markets
Simply A Name Change – No
Impact To Clients
Pulaski Mortgage Company
Changed Its Name To
IBERIABANK Mortgage
Company Providing Similar
Benefits

Goals 2008-09 Strategic Goals Double-Digit Annual EPS Growth Return On Average Tangible Equity Of 23% to 25% Bank Tangible Efficiency < 50% Top Quartile Asset Quality 9

Goals 2008-09
2008 Priorities
Clean-Up Pulaski Builder Portfolio
Core Deposit Growth & Retail Business
Develop Arkansas Franchise
Build Memphis Commercial Banking
Team
Grow & Develop Mortgage, Title &
Investments

Goals 2008-09
2008 Priorities -
Results
Clean-Up Pulaski Builder Portfolio
•
Started At
$113 Million
At The Time
Of Due
Diligence
•
Balance At
3/31/09 Was
$22 Million
•
Volume
Reduced By
55% During
2008
•
Nearly All
Houses Are
100%
Completed
•
36% Of These
Builder
Loans Are On
Nonaccrual
Status

$-
$10
$20
$30
$40
$50
$60
$70
4Q07 1Q08 2Q08 3Q08 4Q08
Development Loans
Lot Loans
Houses < 100% Complete
Houses - 100% Complete
$62mm
$28mm
$35mm
$45mm
$53mm

Goals 2008-09
2008 Priorities -
Results
Core Deposit Growth
Total Deposit Growth Of $511 Million (+15%)
Non-Interest Bearing Deposit Growth Of $153 Million
(+33%)
Retail Business
Achieved Continued Improvement Under Retail Sales
Process, Increasing Value Of New Products Sold And
Cross-Sales Across All Markets
Total Deposit Growth Of $277 Million (+12%)
Consumer Loan Growth Of $62 Million (+18%); Maintained
Excellent Consumer Credit Quality
Increased Non-Interest Income By 14%
Opened, Closed, And Consolidated Offices

Goals 2008-09
2008 Priorities -
Results
Develop Arkansas Franchise
Growth In Loans (+12%) And Deposits (+7%) Since
Acquisition
Completed ANB Acquisition Providing Excellent
Retail Distribution In Northwest Arkansas
Landed Key Recruits In Both Retail And
Commercial Banking
Enhanced Local Leadership
Managed Expenses
Significant Improvement In Deposit Mix And Net
Interest Margin

Goals 2008-09
2008 Priorities
Build Memphis Commercial Banking Team
Recruited Seven Team Members
$86 Million In Credit Commitments
$80 Million Pipeline
$22 Million In Deposits
Excellent Noninterest-Bearing Deposit Mix

Goals 2008-09
2008 Priorities
Grow & Develop Mortgage, Title & Investments
$(10)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2004 2005 2006 2007 2008
Other Income
Gain On Sale Of Credit Cards
Gain On Sale Of Investments
Broker Commissions
ATM/Debit Card Fee Income
Title Insurance Revenues
Gains On Sale Of Mortgage Loans
Service Charges
Noninterest
Income As A %
Of Revenues
24%
24% 20%
38%
40%
•
National
Mortgage
Activity Down
24%
•
Our Mortgage
Production
Was Down
Only 6%
•
Approval
Rates In 82%-
89% Range
•
Title Income
Up 10%
•
Focused On
Cost Savings
•
Brokerage
Income Up 1%

Goals 2008-09
Priorities For Next 18-24 Months
Develop Memphis, Mobile & Houston
Deepen Share In Little Rock, Baton
Rouge, New Orleans, And Shreveport
Expand Investment Management Business
Provide Depth For Unusual Opportunities
Grind Our Way Through The Credit Cycle

Our Markets 17

Our Markets Distribution System 18

Our Markets
Population Growth – Legacy & New Markets

-5%
0%
5%
10%
15%
20%
25%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Louisiana Markets (Ex-New Orleans)
Arkansas Markets
Houston-Sugar Land-Baytown, TX
Memphis, TN-MS-AR
Mobile, AL

Our Markets
Population Growth – Louisiana MSAs
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Alexandria, LA
Baton Rouge, LA
Houma-Bayou Cane-Thibodaux, LA
Lafayette, LA
Lake Charles, LA
Monroe, LA
New Orleans-Metairie-Kenner, LA
Shreveport-Bossier City, LA
All Other Louisiana
Total Louisiana

Our Markets
Population Growth – Arkansas MSAs
-5%
0%
5%
10%
15%
20%
25%
30%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Fayetteville-Springdale-Rogers, AR-MO
Jonesboro, AR
Little Rock-North Little Rock-Conway, AR
All Other Arkansas
Total Arkansas

Our Markets
Market Growth In 2008

Strong Loan And
Deposit Growth Across
Many Markets
Favorable Pricing
Improved Competitive
Dynamics
Loans Deposits Loans Deposits
Louisiana Arkansas & Tennessee
New Orleans 12.7% -3.5% Little Rock 2.4% 15.7%
Northshore 50.8% 95.6% Northeast Arkansas -4.5% -3.3%
Iberia & Community 1.2% 3.0% Northwest Arkansas 100% 100%
Lafayette 16.3% 7.1% Memphis 41.6% 4.6%
Shreveport 41.5% 269.8%
Northeast Louisiana -31.0% -7.0%
All Pulaski Markets 3.3% 15.0%
Baton Rouge 45.5% 43.1%
Regional Commercial-North -2.3% 84.3%
Regional Commercial-South 41.8% 906.2%
Indirect Auto 10.3% --
All Louisiana Markets 13.6% 13.1%

Source: FDIC, June 30, 2008 Data

First Horizon
36.6%
Regions
15.2%
SunTrust
8.2%
BancorpSouth
3.9%
Bank of America
3.5%
Our Markets
Growth Opportunity – Memphis Market
Memphis Is Dominated By Three Large Distracted Banks
Small Institutions Have Very High Level of C&D Loans
Team Primarily From First Tennessee (First Horizon)
Memphis MSA Deposit Market Share

Source: FDIC, June 30, 2008 Data

Our Markets
Growth Opportunity – Mobile Market
Mobile Is Dominated By Large Distracted Banks
Team Primarily From Regions/Amsouth
Mobile MSA Deposit Market Share
Regions
38.7%
RBC
14.3%
BBVA
13.1%
Wells Fargo
9.9%
BankTrust
6.4%
Whitney
4.8%
Colonial
4.0%

Source: FDIC, June 30, 2008 Data
Our Markets
Growth Opportunity – Houston Market
Wachovia 3%
WAMU
4%
BBVA
5%
Zions
6%
Wells Fargo
9%
B of A
15%
JP Morgan
Chase 35%
Houston MSA Deposit Market Share
Niche Strategy Based On People Advantage
Potential Energy Sector Opportunity
Team Primarily From Whitney

Financial Results 26

Loans +$314mm, +9%
Deposits +$511mm, +15%
Noninterest Bearing Deps
+$153mm, +33%
Equity = +$236mm, +47%
Tier 1 Leverage = 11.27%
Div Payout = 47%
ROA = 0.77%
ROE = 7.59%
ROTE = 15.69%
Efficiency Ratio = 70.2%
Tang Eff. Ratio = 67.3%
Net COs/Loans = 0.28%
NPAs/Assets = 0.83%
BV/Share = $40.53, +4%
Tang BVS = $24.82, +27%
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
Loans
Deposits
Quarterly Averages Annual Average Balances
-1%
20%
17
17%
22%
34%
1%
3%
7%
4%
13%
15%
12%
17
15%
14%
52%
43%
23%
15%
15%
12%
16%
11%
9%
14%
10%
12%
Financial Results
2008 Summary

Loan Portfolio Composition
Financial Results
Balanced Loan Portfolio
Note: At March 31, 2009
$000s
% of
CRE
%
Loans
C&D-Pulaski 23,950 $          2% 1%
C&D-IBERIABANK 151,258           11% 4%
CRE-Owner Occupied 654,677           46% 17%
CRE-Non-Owner Occupied 603,512           42% 16%
Total Commercial RE 1,433,397 $     100% 38%

Business
21%
All Other
Loans
4%
Residential
13%
Indirect
Automobile
7%
Other
Consumer
2%
Automobile
1%
Home Equity
13%
Commercial
RE
38%
Credit Card
1%

Financial Results
C&D Loans As % Total Loans – Gulf South Peers
Source: SNL; Most recent quarter data.
0% 5% 10% 15% 20% 25% 30% 35%
IBKC
FFIN
TSH
CSFL
MSL
TIBB
SBSI
SFNC
HBHC
TRMK
EBTX
HOMB
BXS
CCBG
FSGI
RNST
BOFL
SUPR
PBIB
OZRK
Very Small
C&D Exposure
As A % Of
Total Loans

Financial Results
Loan Quality Summary – 2008 And 1Q09

Nonperforming
Assets Were
Elevated In 2008
Due To Pulaski
Builder Portfolio
Overall, NPAs
Were Still Well
Contained
Loans Past Due
30+ Days Fairly
Constant At
Period-Ends
Credit Results
Were Outstanding
Compared To Peer
Performance
($thousands)
4Q07 4Q08 1Q09
Nonaccruals 36,107 $    27,825 $    33,750 $
OREO & Foreclosed 9,413 16,312 16,028
90+ Days Past Due 2,655 2,481 2,952
Nonperforming Assets 48,175 $    46,618 $    52,730 $
NPAs/Assets 0.98% 0.83% 0.95%
NPAs/(Loans + OREO) 1.40% 1.24% 1.40%
LLR/Loans 1.12% 1.09% 1.11%
Net Charge-Offs/Loans 0.12% 0.53% 0.24%
Past Dues:
30-89 Days Past Due 18,244 $    30,860 $    21,510 $
90+ days Past Due 2,655 2,481 2,952
Nonaccual Loans 36,107 27,825 33,750
Total 30+ Past Dues 57,006 $    61,166 $    58,212 $
% Loans 1.66% 1.63% 1.55%

Financial Results
NPAs/Assets - IBKC And Gulf South Peers
IBERIABANK-
Legacy = 0.48%
IBKC = 0.95%
0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00%
FFIN
SBSI
HBHC
IBKC
OZRK
RNST
MSL
EBTX
TIBB
SUPR
BOFL
Source: SNL; Most recent quarter data

Relatively Low
Level Of NPAs

Capital Activities 32

Earnings Of $40 Million (Down 3% Vs. 2007)
Paid Dividends Of $1.36 (Up 1% Vs. 2007)
Payout Ratio Of 47% (Up From 42% In 2007)
March 2008 – Sold $7 Million Trust Preferred At
3-Month LIBOR + 350 Basis Points
July 2008 – Issued And Sold $25 Million In
Subordinated Debentures At 3-Mo LIBOR + 300
Nov. 2008 – Approved For TARP = $115 Million
Dec. 2008 – Closed On $90 Million TARP Funds
And Issued Warrants At $48.74/Share

Capital Activities
2008 Summary

Initially Designed Only For “Healthy Institutions”
We Have Good Organic Growth--Loans/Deposits
Many Potential FDIC Acquisition Opportunities
Nov. 2008 – Grave Concern About Systemic Risk
Many Of The Current Government Programs
Were Not In Place At The Time
We Considered TARP To Be “Bridge Capital”,
Not Permanent Capital
Stated Often: “The Day We Take TARP Is The
Day We Will Work To Ensure We Pay It Back.”

Capital Activities
Why Take TARP?

Material Change In TARP Program
Participants At A Competitive Disadvantage
11 Days After TARP Transaction Completed, We
Completed A Publicly Underwritten Common
Stock Offering With Net Proceeds = $110 Million
To Date, Our Offering Was The Only Qualified
Equity Offering; Half Our Warrants Were Retired
Feb. 2009 – Notified Treasury Paying Back TARP
March 2009 – TARP Preferred Redeemed
Near Completion Regarding Warrant Resolution

Capital Activities
Why Pay TARP Back?

Capital Activities
Capital Comparison – Total Risk Based Capital Ratio
8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00%
FSGI
BOFL
HBHC
BXS
RNST
SUPR
MSL
TSH
TIBB
IBKC
HOMB
PBIB
SFNC
CCBG
TRMK
OZRK
EBTX
CSFL
SBSI
FFIN
Favorable
Capital
Position

How We Differ 37

How We Differ
Consumer Portfolio – Prime / Below Prime
Note: Excludes Credit Cards

0%
5%
10%
15%
20%
25%
30%
35%
40%
800+ 750 - 799 700 - 749 650 - 699 600 - 649 550 - 599 500 - 549 450 - 499 400 - 449 Other
Credit Score
Pulaski
IBERIABANK
Cumulative Below Prime = 16% Cumulative Prime = 83%
Unscored
= 1%

Sources: NY Times / Bureau of Labor Statistics; Ofheo; U.S.D.A. Unemployment In U.S. By County/Parish 39

How We Differ
Unemployment – By MSA

Ranking 372 U.S. MSAs
February
2009 Unemployment Rates (Blue)
Dashed Lines: Nov 07, Feb 08, Aug 08 & Nov 08
-
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361 371
8.9%
U.S. Avg = 8.9%
#1 Houma, LA 3.5%
#4 Lafayette, LA 3.9%
#24 Baton Rouge, LA 5.1%
#40 Alexandria, LA 5.5%
#31 New Orleans, LA 5.3%
#85 Shreveport, LA 6.8%
#46 NW AR 5.8%
#56 Little Rock, AR 6.0%
#82 Jonesboro, AR 6.7%
#207 Memphis, TN 8.9%
Nov 07
Feb 08
#17 Lake Charles, LA 4.9%
#50 Monroe, LA 5.9%
%
Feb 09
Aug 08
Nov 08
#71 Houston, TX 6.4%
#177 Mobile, AL 8.5%
Source: U.S. Bureau of Labor Statistics

How We Differ
Housing Price Risk – MSA Housing Price Trends
% Change In Housing Prices Since Year-End 1999
0%
25%
50%
75%
100%
125%
150%
175%
200%
LAFAYETTE
BATON ROUGE
HOUMA
NEW ORLEANS
SHREVEPORT
MONROE
LAKE CHARLES
ALEXANDRIA
NW AR
JONESBORO
LITTLE ROCK
MEMPHIS
MOBILE
HOUSTON
LAS VEGAS
MIAMI
TAMPA
PHOENIX
Miami
Las
Vegas
New Orlean
Tampa
Houma
Jonesboro
Memphis
Little Rock
Baton Roug
Lafayette
Monroe
Phoenix
Source: Freddie Mac

How We Differ
Housing Price Trends – 4Q08 Versus 4Q07
42 -60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
1 21 41 61 81 101 121 141 161 181 201 221 241 261 281 301 321 341 361 381
Source: Freddie Mac 4Q08 Data
#117 Houma +0.2%
#51 Shreveport +2.0%
#144 Baton Rouge -0.5%
#95 Little Rock +0.8%
#182 Alexandria -1.3%
#40 Lake Charles +2.3%
#5 Monroe +6.1%
#119 Mobile +0.1%
#103 Jonesboro +0.6%
#14 Houston +4.5%
#249 NW Arkansas -4.1%
#191 New Orleans -1.5%
#222 Memphis -2.8%
#177 Lafayette -1.1%
-4.6%
Average of MSAs

How We Differ
Probability Of Future Housing Price Decline
Source: PMI, 4Q08 data

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
4Q08
3Q08
Lowest Ratings (<1.0%) :
Lafayette, LA,
Little Rock, AR,
Tulsa, OK
Jonesboro, AR 1.7%
Lake Charles, LA 1.8%
Houma, LA 1.9%
Houston, TX 2.7%
Shreveport, LA 2.7%
Memphis, TN 2.8%
Mobile, AL 28.9%
NW Arkansas 16.2%
Baton Rouge, LA 8.4%
Alexandria, LA 6.5%
Monroe, LA 4.1%
New Orleans, LA 4.4%

How We Differ
Stock Price Change – Last 12 Months
+3%
-65% -60% -55% -50% -45% -40% -35% -30% -25% -20% -15% -10% -5% 0% 5%
% Change In Price - Last 12 Months Through 4/20/09
Southeast Banks
TARP Participants
KBW Bank
Banks >$10B Assets
Large Cap Banks
Mid Cap Banks
Banks
SNL All Financial Institutions
New England Banks
Mid-Atlantic Banks
Midwest Banks
Thrifts
Micro Cap Banks
Banks $250-$500M Assets
Western Banks
Small Cap Banks
Banks $1B-$5B Assets
Southwest Banks
NASDAQ Banks
Banks < $250M Assets
Dow Jones Ind Avg
Banks $500M-$1B Assets
Banks $5B-$10B Assets
Bank Pink Sheets
Russell 2000
S&P Small-Cap
IBERIABANK Corporation
SNL Reported Indexes
Source: SNL On April 20, 2009

How We Differ
Stock Price Change – Last 2 Years (Publicly Traded)
Source: SNL On April 28, 2009
% Change Over Last Two Years (Ended 4/28/09)
IBKC =
-8.8%
-100%
-80%
-60%
-40%
-20%
0%
20%
40%
1 19 37 55 73 91 109 127 145 163 181 199 217 235 253 271 289 307 325 343 361 379 397 415 433 451 469 487 505 523

How We Differ
Stock Price Change – Indexes Since YE 1999
58%
27%
45%
47%
13%
-4%
16%
-21%
3%
5%
-60%
-40%
-20%
0%
20%
40%
60%
2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus through April 17, 2009

Profitable!
Clean Bond Portfolio
No “Level 3” Assets
No Exotic Mortgages
Not Subprime Focused
Low C&D Exposure
Qualified Equity Offering
Capital Strength
Ability To Issue Capital
Regulatory Relationships
Approved & Returned TARP

How We Differ
Summary
Loan And Deposit Growth
Core Deposit Funding
Completed FDIC Purchase
Relatively Vibrant Markets
Low Unemployment Rates
Less Local Housing Stress
Not A High LTV Lender
Not A Loan “Securitizer”
Favorable Asset Quality
Retained Cash Dividend
Share Price Strength
Geographically Dispersed
Growth Opportunities

While The World Has Changed, We’ve Remained On Target. 48